UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
June 2, 2006

Date of Report: (Date of earliest event reported)
CA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza, Islandia, New York	11749

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 342-6000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: FORM OF RSU AWARD CERTIFICATE
EX-10.2: FORM OF RSU AWARD CERTIFICATE (EMPLOYMENT AGREEMENT)
EX-10.3: FORM OF RESTRICTED STOCK AWARD CERTIFICATE
EX-10.4: FORM OF RESTRICTED STOCK AWARD CERTIFICATE (EMPLOYMENT AGREEMENT)
EX-10.5: FORM OF NON-QUALIFIED STOCK OPTION AWARD CERTIFICATE
EX-10.6: FORM OF NON-QUALIFIED STOCK OPTION AWARD CERTIFICATE (EMPLOYMENT AGREEMENT)
EX-10.7: FORM OF INCENTIVE STOCK OPTION AWARD CERTIFICATE
EX-10.8: FORM OF INCENTIVE STOCK OPTION AWARD CERTIFICATE (EMPLOYMENT AGREEMENT)

Item 1.01 Entry of a Material Definitive Agreement.
CA, Inc. (the “Company”) grants from time to time under the Company’s 2002 Incentive Plan (the “Plan”) equity-based awards, including stock options, restricted stock units (“RSUs”) and restricted stock to executive officers, directors and certain other employees of the Company and its subsidiaries. The following forms of award certificates, filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 are updated forms used for awards under the Plan to employees of Company, as applicable, and are incorporated by reference herein:

10.1	Form of RSU Award Certificate

10.2	Form of RSU Award Certificate (Employment Agreement)

10.3	Form of Restricted Stock Award Certificate

10.4	Form of Restricted Stock Award Certificate (Employment Agreement)

10.5	Form of Non-Qualified Stock Option Award Certificate

10.6	Form of Non-Qualified Stock Option Award Certificate (Employment Agreement)

10.7	Form of Incentive Stock Option Award Certificate

10.8	Form of Incentive Stock Option Award Certificate (Employment Agreement)
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit 10.1	Form of RSU Award Certificate

Exhibit 10.2	Form of RSU Award Certificate (Employment Agreement)

Exhibit 10.3	Form of Restricted Stock Award Certificate

Exhibit 10.4	Form of Restricted Stock Award Certificate (Employment Agreement)

Exhibit 10.5	Form of Non-Qualified Stock Option Award Certificate

Exhibit 10.6	Form of Non-Qualified Stock Option Award Certificate (Employment Agreement)

Exhibit 10.7	Form of Incentive Stock Option Award Certificate

Exhibit 10.8	Form of Incentive Stock Option Award Certificate (Employment Agreement)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Dated: June 2, 2006	By:	/s/ Kenneth V. Handal Kenneth V. Handal
Executive Vice President, General Counsel
and Corporate Secretary